EXHIBIT 99.1

MONSANTO

Spinoff of Monsanto from Pharmacia

August 2002

1

Spinoff of Monsanto from Pharmacia

August 2002

Forward-Looking Statements

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; any changes in business, political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

Transaction Overview

  Record Date:          July 29

  Distribution date:          August 13

  Total # of shares to be distributed:        220 million

  Distribution ratio:          0.17

Investment Highlights

Deliver Near-Term Growth and Preserve Long-Term Value

  Strong core businesses

  Growing biotechnology business with great upside

  Leadership position in genomics and seeds

  Broadest and deepest pipeline in the industry

Steady profit and cash growth through innovation and cost management

Overview of Monsanto

Sales

$4.9 billion

Ag Productivity 68%
Seeds and Genomics 32%

Twelve months June 30, 2002

MONSANTO

5

Overview of Monsanto

  Roundup herbicide - No. 1 in market share
  Other selective herbicides
  Animal agriculture
  Lawn-and-garden business

Sales
$4.9 billion

Twelve months June 30, 2002

Ag Productivity - 68%
Seeds and Genomics - 32%

  Leading global position in seeds and biotech traits
  “Best in Class” genomics platforms

Monsanto Is Investing in Growth Segment of Agriculture

Industry Gross Profit Pool

Biotech/Seed
Ag Chem
$ billions
$20
$15
$10
$5
$0
$17.7
$1.8 B
Gross Profit Gain
$17.9
$4.3
$6.1
$1.6 B
Gross Profit Loss
$13.4
$11.8
2000
2004F

Source: Phillips McDougall, Monsanto estimates

2001 R&D Investment

Monsanto

Ag Chem
17%
Biotech
& Seeds
83%

Rest of Industry Average

Ag Chem
71%
Biotech
& Seeds
29%

6

Monsanto Is Investing in Growth Segment of Agriculture

Industry Gross Profit Pool

	Ag Chem	Biotech/Seed
	$ billions
2000	$13.4	$4.3
2004F	$11.8	$6.1

Biotech/Seed

2000 - 2004F
$1.8 B Gross Profit Gain

Ag Chem

2000 - 2004F
$1.6 B Gross Profit Loss

2001 R&D Investment

Monsanto

Ag Chem - 17%
Biotech & Seeds - 83%

Rest of Industry Average

Ag Chem - 71%
Biotech & Seeds - 29%

Source: Phillips McDougall, Monsanto estimates

Since the IPO, We've Delivered On ...

Effective management of Roundup post-patent

  Roundup brand maintained 55% market share worldwide; 80% U.S.
  Glyphosate molecule share of 80% worldwide; 90% U.S.

Integration and upgrade of the seed business

  Integration of seed acquisitions completed early
  U.S. share of corn and soybeans both up 2 share points
  Portfolio upgrade continues with 75% of portfolio less than 3 years old

Strong grower adoption of biotech traits

  Monsanto global biotech trait acreage up 37% from 90 million acres in 1999 to 123 million acres in 2001

“Best in class” R&D

  More than 15 new Roundup formulations worldwide
  More than 150 new seed hybrids/varieties worldwide
  Advanced key biotech registrations; two new product launches in 2003

Strong cost management

  SG&A down $54M and R&D down $135M from 1999 to 2001

Positive free cash flow

  Free cash flow turned positive in 2001 at $183 million; projected at $400 million - $460 million in 2002

But Challenges Remain; Going Forward We're Committed to ...

  Managing Roundup successfully in a post-patent environment
  Continuing to build on strong seed performance
  Growing current biotech traits in existing markets
  Delivering pipeline and winning approvals in new markets and for new traits
  Mitigating risk in Latin American operations
  Delivering earnings and free cash flow growth

Seeds and Traits Will Drive Gross Profit

Gross profit ($ millions)
Roundup
Other Chemicals
Seeds and Traits
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,700
$2,300
$2,500
$2,550
$2,650
2001
2002F
2003F
2004F
2005F

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Seed and Traits Will Drive Gross Profit

Gross profit ($ millions)

	2001	2002F	2003F	2004F	2005F
Seeds and Traits	900	800	1000	1200	1300
Other Chemicals	600	600	600	600	600
Roundup	1200	900	900	750	750
Total	2700	2300	2500	2550	2650

Roundup Brand Is Unique in Ag Industry

2000 sales ($ millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Roundup*
All Other Glyphosate
Imidacloprid
Azoxystrobin
Paraquat
Acetochlor
Chlorpyrifos
Metalachlor
2,4-D
Fipronil
Mancozeb
Atrazine

Source: Phillips McDougall, 2001

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10

* Branded and 3rd party supply revenue

Roundup Brand Is Unique in Ag Industry

2000 sales ($millions)

Roundup - 2,422*
All Other Glyphosate - 823
Imidacloprid - 544
Azoxystrobin - 450
Paraquat - 427
Acetochlor - 360
Chlorpyrifos - 345
Metalachlor - 285
2,4-D - 280
Fipronil - 270
Mancozeb - 250
Atrazine - 240

Source: Phillips McDougall, 2001
* Branded and 3rd party supply revenue

Roundup Strategy Differentiates Brand

Integrated Solutions with Seed and Biotech

  Create incremental value for grower and retailer
  Capture brand premium from integrated solutions

Build Customer/Distribution Relationships

  Maintain top customer ratings
  Capitalize on logistics capabilities

Maintain Molecule and Brand Leadership

  Capture molecule share through supply agreements
  Offer differentiated products

Grow Capacity while Reducing Cost

  Maintain low-cost position

Build Large Market and Grow Volume

  Capture price elasticity gains
  Grow con-till acres
  Expand Roundup Ready crops

Roundup Outside U.S. Grows with Market

Roundup Brand | **Glyphosate Molecule***

Market POG (Use)
Monsanto POG (Use)
Monsanto Sales Volume
Millions of gallons
200
180
160
140
120
100
80
60
40
20
0
141
150
158
168
177
73
70
74
79
83
69
57
71
77
83
2001
2002F
2003F
2004F
2005F
141
150
158
168
177
114
114
121
128
136
106
104
119
128
136

* Roundup brand plus 3rd party supply

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Roundup Outside U.S. Grows with Market

Roundup Brand

Millions of gallons

	2001	2002F	2003F	2004F	2005F
Monsanto POG (Use)	69	70	74	79	83
Monsanto Sales Volume	73	57	71	77	83
Market POG (Use)	141	150	158	168	177

Glyphosate Molecule*

Millions of gallons

	2001	2002F	2003F	2004F	2005F
Monsanto POG (Use)	106	114	121	128	136
Monsanto Sales Volume	114	104	119	128	136
Market POG (Use)	141	150	158	168	177

* Roundup brand plus 3rd party supply

U.S. Roundup Sales to Match Product Use

Roundup Brand | **Glyphosate Molecule***

Market POG (Use)
Monsanto POG (Use)
Monsanto Sales Volume
Millions of gallons
80
70
60
50
40
30
20
10
0
47
51
56
60
64
45
41
40
41
42
38
41
40
41
42
2001
2002F
2003F
2004F
2005F
47
51
56
60
64
48
46
50
53
56
44
46
50
53
56
2001
2002F
2003F
2004F
2005F

* Roundup brand plus 3rd party supply

MONSANTO

13

U.S. Roundup Sales to Match Product Use

Roundup Brand

Millions of gallons

	2001	2002F	2003F	2004F	2005F
Monsanto POG (Use)	38	41	40	41	42
Monsanto Sales Volume	45	41	40	41	42
Market POG (Use)	47	51	56	60	64

Glyphosate Molecule*

Millions of gallons

	2001	2002F	2003F	2004F	2005F
Monsanto POG (Use)	44	46	50	53	56
Monsanto Sales Volume	48	46	50	53	56
Market POG (Use)	47	51	56	60	64

* Roundup brand plus 3rd party supply

Gross profit ($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001
2002F
2003F
2004F
2005F
Rest of World
U.S.

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Glyphosate Gross Profit to Decline, but Remain $750M Business in 2005

Gross profit ($ millions)

	2001	2002F	2003F	2004F	2005F
Rest of World	400	220	360	340	370
U.S.	800	680	540	410	380

Global Biotech Crop Acreage Continues To Grow

Acres in millions
140
120
100
80
60
40
20
0
Other
Monsanto
4
22
68
95
110
129
1996
1997
1998
1999
2000
2001

	GLOBAL	U.S.
Soybean	43%	74%
Cotton	17%	71%
Corn	8%	25%
Canola	8%	59%

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Global Biotech Crop Acreage Continues To Grow

Acres in millions

	1996	1997	1998	1999	2000	2001
Monsanto	3.6	17.6	63	90.1	103	123.1
Other	0.9	4.4	5.1	4.8	7.4	5.6
Total	4	22	68	95	110	129

  Monsanto's estimated biotech share of 2001 total crop acreage:
	Global	U.S.
Soybean	43%	74%
Cotton	17%	71%
Corn	8%	25%
Cornola	8%	59%
  Monsanto's trait share 90+%
  Monsanto's U.S. biotech acreage growth in 2002 estimated at 5%
  Trait operating margins of 60-80%

$ millions
Rest of World
Latin America
U.S.
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$900
$800
$1,100
$1,200
$1,300
2001
2002F
2003F
2004F
2005F

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Gross Profit Growth in Seeds and Traits to Continue Post-2002

$ millions

	2001	2002F	2003F	2004F	2005F
U.S.	658	620	700	775	850
Latin America	95	14	150	175	200
Rest of World	147	166	250	250	250
Total	900	800	1100	1200	1300
  Growth to come from YieldGard rootworm corn, Roundup Ready corn and stacked traits
  Assumes no Brazilian planting approval of Roundup Ready soybeans
  Assumes no European import approvals of Roundup Ready corn or YieldGard rootworm corn

Roundup Ready Corn Has Significant Growth Potential

Value

Roundup Ready Corn
Treated with Roundup
Un-treated
Weedy Check

Roundup Ready Corn Growing Rapidly

Acres in Millions
0
1
2
3
4
5
6
7
8
0.9
2.3
2.7
4.5
7.0
1998
1999
2000
2001
2002F

MONSANTO

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Roundup Ready Corn Has Significant Growth Potential

Target Acreage	Global	U.S.
Total Planted	340M	78M
Market Opportunity	175M	74M

Value

  Simpler, safer, more cost effective
  90+% grower satisfaction
  Farmers value lower costs, better yields at $17.50/acre

Roundup Ready Corn Growing Rapidly

Acres in Millions

1998 - 0.9
1999 - 2.3
2000 - 2.7
2001 - 4.5
2002F - 7.0

[Picture]
Roundup Ready Corn Treated with Roundup

[Picture]
Un-treated Weedy Check

YieldGard Rootworm Corn Expected to Launch in 2003

Target Acreage	Global	U.S.
Total Planted	340M	78M
Market Opportunity	65M	47M

Value

  Better control, lower costs, better yields, less insecticides
  Current products cost $12-$14/acre; YieldGard to be priced competitively, but recognizing added value

Commercialization

  Japan approved; expect U.S. in 2002
  Launch up to approximately 1M acres in 2003; demand expected to outstrip supply
  First to market, 2-3 yrs. ahead of the competition

YieldGard Rootworm vs. Insecticides

(Rootworm Injury Rating: Low Score Wins)

Economic Threshold - 3

YieldGard Rootworm - 1.8
Best Commercial Standard “Counter” - 2.4
Average of Next Top 4 Standard Insecticides - 3.0
Untreated Control - 4.1

[Picture of YieldGard Rootworm and Control]

YieldGard® Rootworm Corn is not yet registered in the U.S.

Trait Stacking Provides Significant Opportunity

Corn Potential
Grower price per acre at U.S. retail
$80
$60
$40
$20
$0
$30
$73
(Roundup)
(Trait)
Traditional Base Seed
YieldGard Corn Borer
Roundup Ready
YieldGard Rootworm
Total
Traits

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Trait Stacking Provides Significant Opportunity

Corn Potential

Grower price per acre at U.S. retail

	Traits
Traditional Base Seed	YieldGard Corn Borer	Roundup Ready	YieldGard Rootworm	Total
$30	$8	$6 (Trait)	$12	$73
		$17 (Roundup)

Monsanto Product Pipeline

	Discovery	Phase 1	Phase 2	Phase 3	Phase 4
	Gene/trait identification High-throughput screening	Proof of concept Test gene in plants	Early product development Field trials and pre-regulatory studies	Advanced development Efficacy and regulatory data	Final regulatory submission Produce seed and launch plan
Duration	24-48+ months	12-24+ months	12-24+ months	12-24+ months	12-36+ months
Input Trait Candidates Farmer productivity	▪ Grain yield ▪ Environmental stress tolerance ▪ Insect control ▪ *Roundup Ready*	▪ Higher-yielding corn ▪ *YieldGard* II insect-protected corn ▪ Specialized corn	▪ Enhanced *Roundup Ready* cotton ▪ Higher-yielding soybeans ▪ *Roundup Ready* and insect-protected soybeans	▪ *Roundup Ready / YieldGard* rootworm-protected corn ▪ *Roundup Ready* wheat ▪ Hybrid *Roundup Ready* canola	▪ *YieldGard* rootworm-protected corn ▪ *Bollgard* II insect-protected cotton ▪ Conservation tillage elite germplasm
Output Trait Candidates Consumer benefit	▪ Protein enhancements ▪ Lipid enhancements ▪ Carbohydrate enhancements ▪ Bioactive compounds	▪ Improved-oil soybeans for feed ▪ Improved-energy corn III for feed ▪ Healthier oil for food uses	▪ Improved-protein soybeans for feed	▪ High starch/ethanol corn ▪ Improved-energy corn II for feed	▪ *Processor Preferred* soybeans ▪ Improved-energy corn I for feed

20

Monsanto Product Pipeline

Discovery
          Gene/trait identification
          High-throughput screening

Duration
          24-48+ months

Input Trait Candidates
Farmer productivity
          Grain yield
          Environmental stress tolerance
          Insect control
          Roundup Ready

Output Trait Candidates
Consumer benefit
          Protein enhancements
          Lipid enhancements
          Carbohydrate enhancements
          Bioactive compounds

Phase 1
          Proof of concept
          Test gene in plants

Duration
          12-24+ months

Input Trait Candidates
Farmer productivity
          Higher-yielding corn
          YieldGard II insect-protected corn
          Specialized corn

Output Trait Candidates
Consumer benefit
          Improved-oil soybeans for feed
          Improved-energy corn III for feed
          Healthier oil for food uses

Phase 2
         Early product development
         Field trials and pre-regulatory studies

Duration
          12-24+ months

Input Trait Candidates
Farmer productivity
          Enhanced Roundup Ready cotton
          Higher-yielding soybeans
          Roundup Ready and insect-protected soybeans

Output Trait Candidates
Consumer benefit
          Improved-protein soybeans for feed

Phase 3
         Advanced development
         Efficacy and regulatory data

Duration
          12-24+ months

Input Trait Candidates
Farmer productivity
          Roundup Ready / YieldGard rootworm-protected corn
          Roundup Ready wheat
          Hybrid Roundup Ready canola

Output Trait Candidates
Consumer benefit
          High starch/ethanol corn
          Improved-energy corn II for feed

Phase 4
          Final regulatory submission
          Produce seed and launch plan

Duration
          12-36+ months

Input Trait Candidates
Farmer productivity
         YieldGard rootworm-protected corn
         Bollgard II insect-protected cotton
         Conservation tillage elite germplasm

Output Trait Candidates
Consumer benefit
         Processor Preferred soybeans
         Improved-energy corn I for feed

Key Products in Late-Stage Approval Process

	Bollgard Cotton India	*YieldGard Rootworm U.S.*	*Bollgard II Cotton U.S.*	*Roundup Ready Soybeans Brazil*	*Roundup Ready Corn Europe*
Request	Approval for planting	Approval for planting in U.S.; import in Japan	Approval for planting in U.S.; import in Japan	Approval for planting	Approval for import
Current Status	Final regulatory approval granted	Japan complete; U.S. food complete; USDA & EPA pending	Final phases of regulatory process in U.S. & Japan	Pending court decision to unlock regulatory process	New regulations passed; restart of regulatory system pending
Next Key Event	Commercial planting began in 2002	Approvals from EPA & USDA	Approvals from EPA, USDA & Japan	Court ruling	Member states restart process

MONSANTO

21

Key Products in Late-Stage Approval Process

Bollgard Cotton India

Request
          Approval for planting

Current Status
          Final regulatory approval granted

Next Key Event
          Commercial planting began in 2002

YieldGard Rootworm U.S.

Request
          Approval for planting in U.S.; import in Japan

Current Status
          Japan complete; U.S. food complete; USDA & EPA pending

Next Key Event
          Approvals from EPA & USDA

Bollgard II Cotton U.S.

Request
          Approval for planting in U.S.; import in Japan

Current Status
          Final phases of regulatory process in U.S. & Japan

Next Key Event
          Approvals from EPA, USDA & Japan

Roundup Ready Soybeans Brazil

Request
          Approval for planting

Current Status
          Pending court decision to unlock regulatory process

Next Key Event
          Court ruling

Roundup Ready Corn Europe

Request
          Approval for import

Current Status
          New regulations passed; restart of regulatory system pending

Next Key Event
          Member states restart process

$ millions
$900
$750
$600
$450
$300
$150
$0
$600
$809
EBIT potential
2001 Company EBIT

EBIT potential of $600 million from:

MONSANTO
22

Peak Potential of Near-Term Products Pending Approvals is Large

$ millions

EBIT potential - $600
2001 Company EBIT - $809

EBIT potential of $600 million from:

  Bollgard cotton in India
  U.S. YieldGard rootworm corn
  U.S. Bollgard II cotton
  Roundup Ready soybeans in Brazil
  U.S. Roundup Ready corn expansion with import approval in Europe
  Associated incremental Roundup business

Gross profit ($ millions)
Roundup
Other Chemicals
Seeds and Traits
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,700
$2,300
$2,500
$2,550
$2,650
2001
2002F
2003F
2004F
2005F

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Future Gross Profit Builds on Roundup; Grows through Seeds and Traits

Gross profit ($ millions)

	2001	2002F	2003F	2004F	2005F
Seeds and Traits	900	800	1000	1200	1300
Other Chemicals	600	600	600	600	600
Roundup	1200	900	900	750	750
Total	2700	2300	2500	2550	2650

Cost Improvements to Continue to Benefit Earnings

Percent of sales
30%
25%
20%
15%
10%
5%
0%
SG&A
R&D
24%
13%
23%
11%
22%
10%
21%
10%
20%
10%
1999
2000
2001
2002F
2003F

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Cost Improvements to Continue to Benefit Earnings

Percent of sales

	1999	2000	2001	2002F	2003F
SG&A	24%	23%	22%	21%	20%
R&D	13%	11%	10%	10%	10%

Longer-term objective:  SG&A 18% of sales

$ per share
$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00
$1.33
-$1.14
$1.70
-$1.02
$1.80
$0.70
$1.50
$1.50-$1.75
$1.90-$2.05
$1.65-$1.93
1999
2000
2001
2002F
2003F
Earnings per Share
Free Cash per Share

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Earnings per Share and Free Cash per Share Improve as Business Recovers

$ per share

Earnings per Share

1999 - $1.33
2000 - $1.70
2001 - $1.80
2002F - $1.50
2003F - $1.90-$2.05

Free Cash per Share

1999 - ($1.14)
2000 - ($1.02)
2001 - $0.70
2002F - $1.50-$1.75
2003F - $1.65-$1.93

Note: 1999-2001 EPS includes $0.40 of goodwill amortization; all EPS numbers exclude special items. Specifically, 2002 EPS excludes 38 cents for Argentine bad-debt reserve and 16 cents for restructuring charges, and includes 8 cents related to sale of certain assets in Japan.

Receivables Management Remains a Focus

Receivables ($ millions)
% Sales
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
46%
44%
42%
40%
38%
36%
34%
44%
42%
40%
38%
2000
2001
2002F
2003F

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Receivables Management Remains a Focus

Receivables ($ millions)

2000 - 2,412
2001 - 2,307
2002F -2,200
2003F - 2,200

% Sales

2000 - 44%
2001 - 42%
2002F - 40%
2003F - 38%

  Trend in receivables growth has shifted
  —   Collections improved 9 percent in 2001
  —   Receivables as percent of net sales declined 2 percentage points in 2001
  Direct customer financing reduced through Bank One program
  More restrictive credit policies instituted, particularly in Latin America

Restructured Latin American Business Reduces Risk

Net Trade Receivables at Year-End

$ millions
$700
$600
$500
$400
$300
$200
$100
$-
Brazil
Argentina
455
501
473
582
300
450
2000
2001
2002F

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Restructured Latin American Business Reduces Risk

Net Trade Receivables at Year-End

$ millions

Argentina

2000 - 501
2001 - 582
2002F - 450

Brazil

2000 - 455
2001 - 473
2002F - 300

  Latin America remains a critical long-term growth area
  —   Crop acreage in Brazil and Argentina equals that of United States
  Continue to take steps to reduce receivable risk and improve credit quality
  Selling closer to planting season and reducing level of inventory in distribution channel
  Sales expected to match market growth

Use of Free Cash Flow

  Maintain current credit ratings with targeted debt/total capitalization of less than 25 percent at year-end; 30 percent at seasonal peak
  —   Currently marketing long-term funding in early August; $750 million - $1 billion with multi-tranche maturities
  —   Use free cash in 2002 to pay down debt to manage seasonal peaks
  Potential for smaller investments in business to support integrated solutions
  May consider share repurchase in 2003

Growth Drivers

Delivered

  Effective management of Roundup post-patent
  Integration and upgrade of the seed business
  Strong grower adoption of biotech traits
  'Best in class' R&D
  Strong cost management
  Positive free cash flow

Short Term

  Deliver 'soft landing' for Roundup gross profit
  Continue to build on strong seed performance
  Grow current biotech traits in existing markets
  Deliver pipeline products and gain additional biotech approvals
  Improve Latin American operations
  Deliver earnings and free cash flow growth

Medium Term

  Accelerate seeds and traits growth globally
  Maintain Roundup gross profit and brand loyalty
  Realize full benefit of integrated solutions
  Maintain robust R&D, and deliver pipeline products
  Increase earnings and free cash flow
  Efficiently return cash to shareholders